UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2014

Global Power Equipment Group Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 East Las Colinas Boulevard, Suite 400 Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 574-2700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 17, 2014, Global Power Equipment Group Inc. (the “Company”) issued a press release regarding its results of operations and financial condition for its fourth quarter and the year ended December 31, 2013. The Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of the general incorporation language contained in such filing.

Item 7.01 Regulation FD Disclosure.

The Company made available an investor information package beginning on March 17, 2014, relating to its results of operations and financial condition for its fourth quarter and the year ended December 31, 2013. The information package may be accessed within the investor relations section of Global Power’s website, http://www.globalpower.com. A copy of the information package is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Without limiting the generality of the foregoing, the text of the slide from the information package entitled “Forward Looking Statements” is incorporated by reference into this Item 7.01. The information in this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, regardless of the general incorporation language contained in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated March 17, 2014 of Global Power Equipment Group Inc.
99.2	Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Power Equipment Group Inc.

By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
Chief Administrative Officer, General Counsel and Secretary

Date: March 17, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 17, 2014 of Global Power Equipment Group Inc.
99.2	Presentation